AMENDMENT NO. 7
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM SECTOR FUNDS
          This Amendment No. 7 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Sector Funds (the “Trust”) amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Sector Funds to AIM Sector Funds (Invesco Sector Funds); and
          WHEREAS, the Trust desires to amend the Agreement to change the following Funds’ names effective April 30, 2010:

CURRENT NAME	NEW NAME
AIM Energy Fund	Invesco Energy Fund
AIM Financial Services Fund	Invesco Financial Services Fund
AIM Gold & Precious Metals Fund	Invesco Gold & Precious Metals Fund
AIM Leisure Fund	Invesco Leisure Fund
AIM Technology Fund	Invesco Technology Fund
AIM Utilities Fund	Invesco Utilities Fund;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Any and all references to AIM Sector Funds are hereby changed to AIM Sector Funds (Invesco Sector Funds).
     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     3. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.

By: Name:	/s/ John M. Zerr John M. Zerr
Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Energy Fund	Class A Shares
Class B Shares
Class C Shares
Class K Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Financial Services Fund	Class A Shares
Class B Shares
Class C Shares
Class K Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Gold & Precious Metals Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Leisure Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Mid-Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Small-Mid Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Special Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Technology Sector Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco U.S. Small/Mid Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Utilities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

Invesco Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Value II Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen American Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Van Kampen Capital Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Comstock Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Enterprise Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Mid Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Small Cap Value Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Technology Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Utility Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Value Opportunities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares”